Pioneering Innovative Therapies to Treat Chronic Organ Failure George F. Tidmarsh, MD, PhD Chief Executive Officer May 2013 Exhibit 99.1

Forward-Looking Statements
These slides contain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements may be identified by the use of forward looking terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect",
"intend", "may", "might", "plan", "potential", "predict", "should" or "will"
and include statements regarding La Jolla Pharmaceutical’s product candidates and clinical trial progress and results. These forward-
looking statements are based on our current expectations, speak only of the date of this presentation and involve risks and uncertainties, many of which are outside of our control, that can cause actual results to differ materially from those in the forward-looking statements.
Potential risks and uncertainties include, but are not limited to, our ability to complete our anticipated clinical trials, the time and expense required to conduct such clinical trials, the ability to manufacture clinical or commercial product, issues arising in the regulatory process and the results of such clinical trials (including product safety issues and efficacy results). Further information is included in La Jolla’s periodic reports filed with the SEC at www.sec.gov. We disclaim any duty to update any forward-looking statements.

An Introduction to La Jolla (LJPC) The Technology of La Jolla GCS-100 and Organ Failure GCS-100’s History in the Clinic Phase 1/2 Clinical Trial Patents and Financials 3

Mission La Jolla Pharmaceutical: Reducing Human Suffering Novel Therapies Harnessing the Immune System To Treat Life-Threatening Diseases 4

Corporate Highlights
Corporate Highlights
5
Technology Background
Pipeline
Experienced Management
• George F. Tidmarsh, MD, PhD, Chief Executive Officer
Milestones
• Near-term, cost-efficient Phase 2 clinical milestones to drive value
Stanford University MD/PhD, Associate Professor, Pediatrics and Neonatology
3 FDA approved drugs
Founder Horizon Pharma (HZNP: NASDQ:GM), Threshold Pharmaceuticals (THLD:
NASDAQ: GM)
• Immune therapy platform targeting Galectin-3, an innate protein with a demonstrated role in organ failure via immune regulation
• Product candidate GCS-100: the leading, clinical stage galectin-3 antagonist
May prevent or reverse organ failure by reducing fibrosis via neutralization of galectin-3
Phase 1 and 2 clinical safety data with evidence for activity improving kidney function

Robust Product Pipeline Robust Product Pipeline 6

An Introduction to La Jolla The Technology of La Jolla GCS-100 and Organ Failure GCS-100’s History in the Clinic Phase 1/2 Clinical Trial Patents and Financials 7

Galectins and Galectin-3
Galectins and Galectin-3

8
• Galectins are proteins that can
bind to specific sugars on other proteins
(receptors) to modulate cellular  function
and communication.
• Galectin-3 is unique in that it can self-associate allowing it to bind to  several receptors at once.
• Galectin-3 is normally present at low concentration, but is up-regulated in organ failure and cancer.

GCS-100: The Leading Galectin-3 Antagonist
GCS-100: The Leading Galectin-3 Antagonist
• GCS-100 is a well-characterized, complex sugar derived from pectin
• GCS-100 binds to and neutralizes galectin-3. Binding activity is localized to the galactose containing side-branches
• Patented manufacturing process required for biologic activity;
unmodified pectin has reduced biologic activity

GCS-100

An Introduction to La Jolla The Technology of La Jolla GCS-100 and Organ Failure GCS-100’s History in the Clinic Phase 1/2 Clinical Trial Patents and Financials 10

Galectin-3 and Organ Failure
Galectin-3 and Organ Failure
Kidney, Heart, Liver
Kidney, Heart, Liver
• Mice lacking galectin-3 develop significantly less kidney fibrosis and failure after damage compared to normal mice
1,2
• Mice lacking galectin-3 develop significantly less liver fibrosis when exposed to toxin
• Galectin-3 serum assay is FDA approved to identify patients at risk for death due to heart failure
4
• Serum galectin-3 levels identify patients with end-stage renal disease who are at highest risk for death
5
• Higher galectin-3 levels in normal individuals is associated with reduced survival
6
11
1 The American Journal of Pathology, 2008, Vol. 172, No. 2: 288-298.
2 Transplantation International, 2008, Vol. 21, No. 10: 999-1007.
3 Proceedings of the National Academy of Sciences, 2006, Vol. 103, No. 13: 5060-5065.
4 Annals of Medicine, 2011, 43: 60–68.
5 Galectin-3 and Outcomes in Patients with End-Stage Renal Disease: Data from the German Diabetes and Dialysis Study, presented by Rudolf de Boer, MD, PhD, Associate
Professor of Cardiology at the University of Groningen, the Netherlands; American Heart Association Scientific Presentation,
November 2011
6 Journal of Internal Medicine, 2012, 272; 55-64.
3

Galectin-3 in the General Population Galectin-3 in the General Population 12

Galectin-3 in the General Population
Galectin-3 in the General Population
• High galectin-3 is independently associated with lower
survival in the general population

Journal of Internal Medicine, 2012, 272; 55-64.

Galectin-3: Promotes Organ Failure
Galectin-3: Promotes Organ Failure
via Scar Formation
via Scar Formation
• Mice genetically altered to lack
galectin-3 produce much less
scar tissue in the kidney after
injury.
Normal (wild-type, WT) mice or
galectin-3 knockout mice were
either left alone (-) or surgically
injured by obstructing the outflow
of urine from the kidney (UUO).
The amount of collagen and
procollagen produced is a
measure of scar formation. As
indicated, galectin-3 knockout
mice produced much less
scaring.

The American Journal of Pathology, 2008; Vol. 172, No. 2: 288-298.

Chronic Kidney Disease Market
Chronic Kidney Disease Market
• 49 million Americans
suffer with CKD
1
• $7.1 billion spent on
CKD therapeutics in
2010
2
• Market growth of 6.4%
CAGR over the next 5
years
2
15
1 The United States Renal Data System, 2012 Annual Data Report
2
$7.1
$11.7
$7.0
$8.0
$9.0
$10.0
$11.0
$12.0
Chronic Kidney Disease (CKD) Therapeutics - Pipeline Assessment and Market Forecasts to 2018, Globaldata, September 2011

Liver Disease Market
Liver Disease Market

1 The National Institute of Diabetes and Digestive and Kidney Diseases
2 Liver Disease Treatments: The Global Market, January 1, 2012 BCC Research
• 17.5 million
Americans suffer
with CLD
• $12.4 billion spent on
CLD therapeutics in
2010
• CLD market growth
of 3.3% CAGR
expected until 2017
1
2
2

GCS-100 is Effective in Liver Fibrosis:
GCS-100 is Effective in Liver Fibrosis:
Stelic NASH Model
Stelic NASH Model
17
1 Boehringer Ingelhiem GmbH & Co. KG
2 Galectin Therapeutics
Effect of GCS-100 in liver fibrosis was studied by an
independent, contract research group
The 61
st
annual meeting of the American Association for the Study of Liver Diseases
(AASLD 2011), “The Dipeptidyl Peptidase-4 Inhibitor Linagliptin is an Effective
Therapeutic for Metabolic Liver Disease in Several Rodent Models of Non-Alcoholic Fatty
Liver Disease (NAFLD) and Non-Alcoholic Steatohepatitis (NASH)”
1
European Association for the Study of the Liver (EASL) Special Conference – Liver
Transplantation 2011, “Improvement of steatosis, inflammation, and fibrosis in a mouse model of steatohepatitis following treatment with galectin inhibitor”
2
EASL The International Liver Congress
TM
2001 – 46
th
Annual Meeting of the European
Association for the Study of the Liver, “Novel FXR agonists with potent lipid lowering, insulin sensitizing, anti-inflammatory and anti-fibrotisation effects in mouse models of metabolic syndrome and NASH”
The 84
th
Annual Meeting of the Japanese Pharmacological Society, “Effects of telmisartan against novel non-alcoholic steatohepatitis model in mice”

Stelic NASH Model Stelic NASH Model 18 Treatment Control GCS-100 1 mg/kg GCS-100 25 mg/kg Endpoints Pathology Serum Chemistry NAFLD Score Fibrosis

GCS-100 Treatment Reduced Liver Fibrosis GCS-100 Treatment Reduced Liver Fibrosis 19 Each circle represents data from one mouse.

GCS-100 Treatment Reduced Liver Fibrosis GCS-100 Treatment Reduced Liver Fibrosis 20

GCS-100 Improved Gross Pathology GCS-100 Improved Gross Pathology 21 Vehicle GCS-100

GCS-100 Effect of NASH: Summary
GCS-100 Effect of NASH: Summary
• Significant reduction in fibrosis as measured by Sirius Red staining
• Significant reduction in NAFLD score
• Significant reduction in plasma ALT
• No change in:
Body weight
Serum glucose
Liver weight
Liver hydroxyproline
Collagen mRNA

An Introduction to La Jolla The Technology of La Jolla GCS-100 and Organ Failure GCS-100’s History in the Clinic Phase 1/2 Clinical Trial Patents and Financials 23

GCS-100 Clinical Summary
GCS-100 Clinical Summary
• 179 patients dosed in 10 Phase 1 and Phase 2 clinical trials
• Pharmacokinetic parameters established
Single- and multiple-dose administration of 30-160 mg/m
Effective half-life in blood of 36 hours
• Evidence of positive effect on renal function

2

Source of Patients in Retrospective Analysis
Source of Patients in Retrospective Analysis

Study No. Design Treated Population Treatments
# Patients with
eGFR <60
PR-CS008 Phase 2 24 CLL 160 mg/m
2
days 1-5 8
GLY-101-01 Phase 1
24 subjects various solid
tumors
30-200 mg/m
2
days 1-5 4
GCS-100-01-001 Phase 1
12 subjects various solid
tumors
30-80 mg/m
2
x2/week 2
GBC-590-II-001 Phase 2 20 subjects pancreatic cancer 20 mg/m
2
x2/week 2
GBC-590-II-002 Phase 2 23 subjects advanced CRC 20 mg/m
2
x2/week 3
C96-002-01 Phase 1 22 various solid tumors 1.9-20 mg/m
2
x2/week 5
C96-001-01 Phase 1 13 various solid tumors 1.9-13 mg/m
2
x2/week 1
Totals 138 25

Low Dose GCS-100 Increases Renal Low Dose GCS-100 Increases Renal Function Function 26 17 patients treated with low dose GCS-100 GCS-100

GCS-100 Clinical Summary
GCS-100 Clinical Summary
• Well tolerated and tolerable side effects based on 179 patients treated to date
Principle side effects: mild rash, joint pain, muscle pain
• Dosing exposure up to 1000 mg/m  per week
• Evidence for improving kidney function

2

An Introduction to La Jolla The Technology of La Jolla GCS-100 and Organ Failure GCS-100’s History in the Clinic Phase 1/2 Clinical Trial Patents and Financials 28

Clinical Trial Rational
Clinical Trial Rational
• Galectin-3 is increased and the level correlates to overall survival in end-stage renal disease patients
• Galectin-3 knockout mice develop less kidney scar after injury
• Retrospective analysis shows low dose GCS-100 improves
renal function in patients
• Kidney disease patients have a high mortality rate and
biomarkers correlate with survival
• Patients with chronic kidney disease have no existing
therapeutic options to reverse their disease

CKD Phase 1/2 Trial
CKD Phase 1/2 Trial
Phase 1 Portion Complete
Phase 1 Portion Complete
30
Part A
Day
-21
Day
-8
Day
0
Day
7
Screening
Visit 1
Screening
Visit 2
Each cohort n=3 patients
(up to 6 cohorts)
GCS-100
1.5-20 mg/m²
IV
D – -21,-8
Data collected on:
Blood gal-3, Cytokine, Serum
chemistry, Quantitative urine
analysis, and eGFR rate
Data Collection Point
Dosing Point
Day
14
D – 7,14
D – 0,2,5
Evaluation for
dose escalation
Key

Proposed Phase 2a CKD Trial
Proposed Phase 2a CKD Trial

Day
0
Day
7
Day
49
Day
56
D – 0,7
GCS-100
PBO, 1.5 & 20 mg/m²
IV
Data collected on:
Blood gal-3, Cytokine, Serum
chemistry, Quantitative urine
analysis, and eGFR rate
Data Collection Point
Dosing Point
Key
Day
14
Day
28
Day
35
Day
21
D – 14,21 D – 28,35 D – 42,49
D – 56
Screening
Visits 1 & 2
n=36 1.5 mg/m
2
/min n=36 20 mg/m
2
/min
n=36 Placebo
N=108 Randomized
Day
42
Expanded Phase 2/Phase 2a

GCS-100 in CKD Status
GCS-100 in CKD Status
• Phase 1 Complete
4 leading sites in the US
Enrolled 29 patients in 3 months
• Accelerated path to Phase 2 Data
Randomized, 3 arm study proposed
– Endpoints:
- Change in renal function compared to placebo
Protocol currently under review at FDA

An Introduction to La Jolla The Technology of La Jolla GCS-100 and Organ Failure GCS-100’s History in the Clinic Phase 1/2 Clinical Trial Patents and Financials 33

Title Status Expiration
Modified Pectins, Compositions and
Methods Related Thereto
Issued
US 8,128,966
2028
Modified Pectins, Compositions and
Methods Related Thereto
Issued
US 8,187,642
2025
Modified Pectins, Compositions and
Methods Related Thereto
Pending
US 13/588,932
2025
Modified Pectins, Compositions and
Methods Related Thereto
Issued
US 13/588/877
2025
Modified Pectins, Compositions and
Methods Related Thereto
Pending
US 13/400,007
2025
Compositions and Uses of Galectin
Antagonists
Pending
US 11/803,150
2027
Intellectual Property Position
Intellectual Property Position

Assets
Assets

March
31, 2013
December
31, 2012
Assets
Cash and Cash equivalents 2,700 3,405
Restricted cash 37 –
Prepaids and other current
assets
76 25
Total current assets 2,813 3,430
Total Assets 2,813 3,430

Liabilities, Shareholders’
Liabilities, Shareholders’
Equity
Equity
36
March 31,
2013
December 31,
2012
Current Liabilities:
Accounts payable 69 92
Accrued expenses 176 107
Accrued payroll and related expenses 26 17
Total current liabilities 271 216
Stockholders’ equity:
Common stock 2 1
Preferred stock 10,888 10,907
Additional paid-in capital 443,221 439,672
Accumulated deficit (451,569) (447,366)
Total stockholders’ equity (deficit) 2,542 3,214
Total liabilities, preferred stock, and stockholders equity 2,813 3,430

Stock Information
Stock Information
Stock Price $0.08
Shares Outstanding
30,486,228
Market Cap
$2,438,898
Price Range
(52 Week)
$0.04 – $0.14
Avg. Volume
215,857
37
33.3% Gain in stock price since 12/31/12
& up 100% gain on intra day trading
$0.050
$0.070
$0.090
54.0%
Outstanding Common Stock
Public Float
Non-Affiliates
Directors, Officers & Management

Robust Product Pipeline Robust Product Pipeline 38

Corporate Highlights
Corporate Highlights
Technology Background
Pipeline
May prevent or reverse organ failure by reducing fibrosis via neutralization of galectin-3
Phase 1 and 2 clinical safety data with evidence for activity improving kidney function
Management
Experienced and driven
Milestones
Near-term, cost-efficient Phase 2 clinical milestones to drive value
39
• Immune therapy platform targeting Galectin-3, an innate protein with a demonstrated role in organ failure via immune regulation
• Product candidate GCS-100: the leading, clinical stage galectin-3 antagonist

Thank You